UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): January 24, 2003


                       NOVO NETWORKS, INC.
     (Exact Name of Registrant as Specified in Its Charter)


            Delaware             0-28579             75-2233445
    (State of Incorporation)   (Commission          (IRS Employer
                               File Number)     Identification Number)


       2311 Cedar Springs Road, Suite 400,
                  Dallas, Texas                       75201
     (Address of Principal Executive Offices)      (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 777-4100



  (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 24, 2003, our Board of Directors ("Board") met and approved, among other things, the resignation of Barrett N. Wissman as our President and his subsequent selection as our new Chairman. The position of Chairman had been vacant since Jeffrey
A. Marcus resigned on June 5, 2001. In light of Mr. Wissman's resignation, our Board appointed Steven W. Caple to serve as our new President. Prior to his selection as President, Mr. Caple served as one of our Senior Vice Presidents.

Where to Find More Information
------------------------------

     We file annual, quarterly and special reports, as well as proxy statements and other information, with the SEC. These filings are available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     None.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.



                                   NOVO NETWORKS, INC.


Date: January 30, 2003             By: /s/ STEVEN W. CAPLE
                                      -----------------------------
                                   Name:  Steven W. Caple
                                   Title: President